EXHIBIT 10.12.1

CERTIFICATE OF INSURANCE

This is to certify that the following policy(s), subject to the terms, conditions, limitations and endorsements contained therein, and during their effective period, have been issued by the insurance company(s) listed below. NOTE: The inclusion of persons or entities as "Insureds" only applies t0 that persons' or entities' contingent liability arising out of the operations of the Named Insured, which are the subject of coverage under a policy or policies referenced herein, unless otherwise noted.

CERTIFICATE HOLDER:                     NAMED INSURED:
JFK International Air Terminal LLC      Baltia Air Lines, Inc.
Terminal 4 Room 161.022                 Building 151. Room 361
JFK International Airport               JFK. International Airport
Jamaica, Ny 11430                       Jamaica, NY 11430

This will confirm that the policies, as generally described below, are subject to all terms, conditions and exclusions contained in such policies issued t0 the insured.

COVERAGE: Airport Premises Liability

POLICY PERIOD: 12:00 A.M. December 26, 2012 to 12:01 A.M. December
26. 2013

INSURER & POLICY    Star Insurance Company Inc., AC 0763844
NUMBER:

LIMITS OF LIABILITY: $10,000,000 Combined single limit each occurrence

DESCRIPTION OF INSURANCE:
The Certificate holder is included as an insured and shall be provided
30 days notice of cancellation, 10 days in the event of non-payment.


Certificate Number: 002
Date of Issue: 12/28/2012          ___(signature)____________[seal]
                         Authorized Representative
                         Aviation Risk Management Associates, Inc.
                         337 W. Virginia St., Crystal Lake, IL 60014
                         P. 815-356-8811  F. 815-356-8822